United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 27, 2011

Commission File No.	Exact Name of Registrant as Specified in its Charter and Principal Office Address and Telephone Number	State of Incorporation	I.R.S. Employer Identification Number
1-16681	The Laclede Group, Inc. 720 Olive Street St. Louis, MO 63101 314-342-0500	Missouri	74-2976504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of The Laclede Group, Inc. (“Company”) was held on January 27, 2011.  At the meeting the shareholders voted on the following items:

Proposal 1

The following persons were elected to the Company’s board of directors to hold office until the 2014 annual meeting of shareholder or until a successor is duly qualified and elected.:
	Number of Votes
	For	Withheld	Broker Non-Votes
Edward L. Glotzbach	15,001,035	539,719	3,645,484
W. Stephen Maritz	14,960,038	580,716	3,645,484
John P. Stupp, Jr.	15,000,937	539,817	3,645,484

Proposal 2 - The re-approval of the Annual Incentive Plan received the following vote:

For:                                      14,435,551

Against:                                  889,374

Abstain:                          215,829

Broker Non-Votes:              3,645,484

Proposal 3 The re-approval of the 2006 Equity Incentive Plan as amended received the following vote:

For:                                     13,725,481

Against:                               1,586,130

Abstain:                          229,143

Broker Non-Votes:             3,645,484

Proposal 4 The advisory nonbinding approval of the resolution to approve the compensation of the named executive officers as disclosed in the proxy statement received the following vote

For:                                     13,697,015

Against:                               1,387,639

Abstain:                          456,100

Broker Non-Votes:             3,645,484

Proposal 5 The advisory nonbinding approval of the interval at which we will seek shareholders approval of the compensation of the named executive officers received the following vote:

1 year:                                     7,029,716

2 years:                                      463,940

3 years:                           7,552,805

Abstain:                                 494,293

Broker Non-Votes:                3,645,484

Proposal 6 The ratification of Deloitte & Touche LLP to serve as independent registered public accountants for fiscal year 2011 received the following vote:

For:                            18,803,891

Against:                          208,725

Abstain:                          173,622

Item 7.01 Regulation FD Disclosure

The Company issued the attached news release announcing the declaration of dividends and the results of the annual meeting of shareholders.  The text of that release is included in Exhibit 99.1 attached to this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Press release dated January 27, 2011.

The information contained in this report under Items 7.01 and 9.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing with the Securities and Exchange Commission whether made before or after the date hereof and regardless of any general incorporation language in such filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LACLEDE GROUP, INC.
Date: January 27, 2011	By:	/s/D. H. Yaeger
D. H. Yaeger Chairman, President, and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Press release dated January 27, 2011 re annual meeting results and dividend declaration.